UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

June 15, 2007

SIBLING ENTERTAINMENT GROUP HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Texas
(State or other Jurisdiction of Incorporation or Organization)

000-28311	2610-1066 West Hastings Street, Vancouver, British Columbia Canada V6E 3X2	76-027334
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(604) 602-1717
(Registrant's telephone number, including area code)

Sona Development Corp.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 15, 2007, the Company’s symbol was changed to SIBE on the Over the Counter Bulletin Board in connection with the Company’s name change to Sibling Entertainment Group Holdings, Inc.

Item 9.01	Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit 99.1 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SIBLING ENTERTAINMENT GROUP HOLDINGS, INC.

Date: June 20, 2007	By:	/s/ Nora Cocarro

Nora Cocarro President